UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Exchange Act of 1934

Date of Report (Date of earliest event reported) July 28, 2003

SIMMONS FIRST NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Arkansas (State or other jurisdiction of incorporation or organization)	0-6253 (Commission file number)	71-0407808 (I.R.S. employer identification No.)

501 Main Street, Pine Bluff, Arkansas (Address of principal executive offices)	71601 (Zip Code)

(870) 541-1000 (Registrant’s telephone number, including area code)

ITEM 5.     OTHER EVENTS                      The following is the text of a press release issued by the registrant at 8:00A.M. Central Standard Time on July 28, 2003.

SIMMONS FIRST CHANGES TICKER SYMBOL

        Pine Bluff, AR — — Simmons First National Corporation (NASDAQ: SFNC) will change its ticker symbol on Friday, August 1, 2003 from SFNCA to SFNC.

    J. Thomas May, chairman, president and chief executive officer noted, “The change in the Simmons
First ticker symbol is being made to more accurately align our identity on Wall Street with the Company’s name and make it more representative of its corporate name. The stock symbol change will take effect at the open of trading on Friday, August 1, 2003.”

        Simmons First National Corporation is a $2 billion financial holding company, with community banks in Pine Bluff, Jonesboro, Lake Village, Rogers, Russellville, Searcy and El Dorado, Arkansas. The
Company’s seven banks conduct financial operations from 64 offices, of which 62 are financial centers, in 34 communities.

FOR MORE INFORMATION CONTACT:
Lawrence Fikes
1.800.272.2213
lawrence.fikes@simmonsfirst.com

                                                                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                                                    SIMMONS FIRST NATIONAL CORPORATION

Date: July 28, 2003	/s/ Barry L. Crow Barry L. Crow, Executive Vice President and Chief Financial Officer